Exhibit 10.14(a)
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                                    AGREEMENT
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     This Agreement (the  "Agreement") is made this 31st day of March,  1999, by
and  between  American  Fire  Retardant  Corporation,   a  Wyoming  Corporation,
(hereinafter referred to as the "Corporation" or "AFCR Wyoming"), and Richard Rosenberg (hereinafter referred to as "Rosenberg")

                                    RECITALS
                                    --------

     A. Whereas, between December 1997 and December 1998, Rosenberg has made various loans and financial accomodations to the Corporation.

     B. Whereas, as of December 31, 1998 there remained unpaid and owing to Rosenberg, principal and accrued interest of $75,700.

     C. Whereas, interest has continued to accure on the unpaid principal and interest from December 31, 1998 to present at the rate of 10% per annum simple interest and as of the date of this Agreement there is total and principal and interest owing of $77,545.84.

     D. Whereas, the Corporation and Rosenberg desire to:

          (i) Converted $34,411.45 of debt into 98,318 shares of restricted Common Stock of the Corporation at the rate of $0.35 per share, with no fractional shares being issued;

          (ii) Provide for the payment of the balance of $43,134.34 at the rate of 6.0% interest at $2,500 per month for 18 months commencing on May 1, 1999.


     E. Whereas, Rosenberg has agree to said conversion, consolidation and payment schedule in consideration of 15,968 shares of restricted common stock of the Corporation.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

     1. Rosenberg and the Corporation hereby agree and acknowledge that as of March 31, 1999, the Corporation is indebted to and owes Rosenberg a total of $77,545.84.

     2. By execution of this Agreement, Rosenberg hereby agrees to the conversion $34,411.45.00 of said debt into 98,318 shares of restricted Common Stock of the Corporation at the rate of $0.35 per share. That the Corporation is authorized to convert said debt on the books and records of the Corporation and issue a certificate for 98,318 shares of restricted common stock to:

                           Richard Rosenberg
                           901 Foxpointe Circle
                           Delray Beach, FL 33445

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     3.  In  consideration   for  and  conditioned  upon  the  issuance  by  the
Corporation of 15,968 shares of restricted Common Stock of the Corporation to Rosenberg, Rosenberg hereby agrees to the conversion, consolidation and payment of the balance of $43,134.34 owing to him, at the rate of 6.0% interest at $2,500 per month for 18 months commencing on April 1, 1999, as evidenced by that certain Promissory Note a copy of which is attached hereto as Exhibit 1.

     4. In consideration for Rosenberg's conversion, consolidation and agreement to the payment schedule for the balance of $43,134.34 owing to him, the Corporation hereby agrees to the issuance of 15,968 shares of restricted Common Stock of the Corporation to Rosenberg.

     5. Rosenberg hereby acknowledges and agrees that no other amounts, other than those set forth herein, are due and owing by the Corporation to Rosenberg, and that there Rosenberg has no options, warrants, or other rights to acquire any equity securities of the Corporation.

     6. Rosenberg acknowledges that the shares to be issued hereunder have not been registered under the Securities Act of 1933 as amended (the "Act"), or qualified under the laws of any state, or any other applicable blue sky laws in reliance, in part, on the representations and warranties herein. Rosenberg understands that the shares are being offered pursuant to the exemption from registration provided by Sec. 4(2) of the Securities Act of 1933, as amended. Such shares are being acquired by Rosenberg for investment purposes for Rosenberg's own account only and not for sale or with a view to distribution of all or any part of such shares. No other person will have any direct or indirect beneficial interest in the shares.

     7. Rosenberg understands that the shares are, and will be, "restricted securities" under the federal securities laws in that such shares will be acquired from the Corporation in a transaction not involving a public offering, and that under such laws and applicable regulations such shares may be resold without registration under the Act only in certain limited circumstances and that otherwise such shares must be held indefinitely. In this connection, Rosenberg represents that Rosenberg understands the resale limitations imposed by the Act and is familiar with Rule 144 of the Securities Act of 1933, as presently in effect, and the condition which must be meet in order for that rule to be available for resale of "restricted securities," including the requirement that the shares must be held for at least one year after purchase thereof from the Corporation prior to resale (two years in the absence of publicly available information about the Corporation) and the condition that there be available to the public current information about the Corporation under certain circumstances.

     8. Assignment. Neither party hereto shall have the right to assign any interest in this Agreement to another party without the written permission of the other party, and no delegation of any obligation owed, or the performance of any obligation, by either party hereto may be made without the written permission of the other party. Any attempted assignment or delegation shall be wholly void and totally ineffective for all purposes unless made in conformity with this paragraph.

     9. Partial Invalidity. In the event that any one or more provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect by any Court of competent jurisdiction, such provisions shall be construed as if it were written in such a way as to the greatest extent possible to be valid, legal and enforceable so as to effectuate to the greatest possible extent the parties intent to release claims as set forth herein.

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     10.  Interpretation.  In the event any provision of this Agreement requires interpretation, it is agreed between the parties hereto that the person interpreting or construing this Agreement shall not apply a presumption that the terms of this Agreement shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who, by itself or through an agent, prepared the document. It is agreed that the parties hereto have participated in the preparation of this Agreement.

     11. Cooperation. Each party shall cooperate and use its best efforts to consummate the Agreement contemplated herein. Without limiting the foregoing, each of the parties hereto shall use its or his or her good faith best efforts and take such action as may reasonably be requested by each other party to consummate the Agreement contemplated herein. In addition, after the execution of this Agreement by the parties hereto each party shall cooperate and take such action and execute such other and further documents as may be reasonably requested by any other party to carry out the terms, provisions, and intent of this Agreement.

     12. Facsimile Signatures. It is expressly agreed that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

     IN WITNESS HEREOF, the parties hereto as evidenced of their Agreement have affixed their signatures on the date written above.

                                        American Fire Retardant Corporation
                                        A Wyoming Corporation



Dated: April 6, 1999                    /S/ Stephen F. Owens
                                        -------------------------------
                                        By:  Stephen F. Owens
                                        Its: President



Dated: April 6, 1999                    /S/ Angela M. Raidl
                                        -------------------------------
                                        By:  Angela M. Raidl
                                        Its: Secretary



Dated: March 30, 1999                   /S/ Richard Rosenberg
                                        -------------------------------
                                        Richard Rosenberg

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